UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 12, 2015

XERIUM TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32498	42-1558674
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

14101 Capital Boulevard, Youngsville, NC 27596
(Address of Principal Executive Offices)(Zip Code)

Registrant's telephone number, including area code: (919) 526-1400

(Former name or former address, if changed since last report.)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On January 12, 2015, Xerium Technologies, Inc. (the "Company") made available the presentation slides attached hereto as Exhibit 99.1 to be presented at the 2015 Sidoti Emerging Growth Institutional Investor Forum during meetings scheduled to be held on January 12, 2015. Exhibit 99.1 is incorporated herein by reference.

The presentation materials will also be accessible by clicking on the event link titled "Xerium Technologies' Presentation at Sidoti Conference" on the Company's investor relations homepage at www.xerium.com/investorrelations or by clicking on the "Investor Presentations" tab on the left hand side of the investor relations homepage.

The information contained in this report, together with the exhibits attached hereto, under item 7.01 is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are furnished herewith.

Exhibit No.	Description
99.1	Presentation Slides for the 2015 Sidoti Emerging Growth Institutional Investor Forum

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XERIUM TECHNOLOGIES, INC.

Date:	January 12, 2015	By:	/s/ Clifford E. Pietrafitta
		Name:	Clifford E. Pietrafitta
		Title:	Executive Vice President and CFO

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Presentation Slides for the 2015 Sidoti Emerging Growth Institutional Investor Forum